Exhibit 10.1

Strictly Confidential

CONVERTIBLE NOTE PURCHASE AGREEMENT

可转换票据购买协议

THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of November 3, 2026, is entered into by and between SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED (Nasdaq symbol: EDTK), a Cayman Islands exempted company (the “Company”), and the purchaser identified on the signature page hereto (including its successors and assigns, the “Purchaser”).

本可转换票据购买协议（本”协议”），签署日期为 2026 年11月3日，由 SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED（王道教育科技，Nasdaq代码：EDTK），一家开曼群岛豁免公司（”公司”）与本协议签署页上确定的买方（包括其继承人和受让人，”买方”）签订。

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission.

A. 本公司和买方将根据修订后的《1933年证券法》（”1933年法案”）以及美国证券交易委员会颁布的规则和条例，签署和交付本协议。

B. The Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, that certain Convertible Promissory Note in the form attached hereto as Exhibit A, in the original principal amount of US$2,000,000 (the “Note”). The Note shall be convertible into ordinary shares of par value US$0.0002 each of the Company (“Shares”), upon the terms and subject to the limitations and conditions set forth in the Note.

B. 根据本协议规定的条款和条件，买方希望购买且公司希望发行和出售的本可转换本票，其格式如附件 A 所示，原始本金为 US$2,000,000（”票据”）。根据票据中规定的条款和条件，票据可转换为每股面值 0.0002 美元的公司普通股（”股份”）。

C. This Agreement, the Note, and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

C. 本协议、票据以及根据本协议或与本协议相关的任何一方交付的所有其他证书、文件、协议、决议和文书，可能会不时修订，在此统称为”交易文件”。

D. For purposes of this Agreement: “Conversion Shares” means all Shares issuable upon conversion of all or any portion of the Note (including any premium shares); and “Securities” means the Note and the Conversion Shares.

D. 就本协议而言：”转换股份”是指在全部或部分票据转换后可发行的所有股份（包括任何溢价股份）；”证券”指票据和转换股份。

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

因此，现在，考虑到上述陈述和其他善意的有价值的考虑，特此确认已收到和充分性，本公司与买方达成如下协议：

1. Purchase and Sale of Securities. 证券的买卖

1.1. Purchase of Securities. The Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company the Note in the aggregate principal amount of US$2,000,000 to mature on the fifth (5th) anniversary of the effective date of the Note, to bear interest at the rate of seven percent (7%) per annum (simple interest) from the effective date of the Note until the same is paid in full, to be substantially in the form of the Note, attached hereto as Exhibit A. In consideration thereof, the Purchaser shall pay the purchase price in an amount equal to the original principal amount of the Note (the “Purchase Price”) to the Company.

1.1. 购买证券。本公司应发行并出售给买方，买方应从本公司购买总金额为200万美元票据，该票据自其生效日期起的第五（5）周年到期并按每年百分之七（7%）的单利利率支付利息，直至全额支付，具体见所附附件A票据。鉴于此，买方应向本公司支付购买价格，其金额等于该票据的原始本金（”购买价格”）。

1.2. Form of Payment. On the Closing Date (as defined below), the Purchaser shall pay the Purchase Price to the Company via wire transfer of immediately available funds against delivery of the Note.

1.2. 付款形式。在交割日（定义如下），买方应通过立即可用资金的电汇向公司支付购买价款，以换取票据的交付。

1.3. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 4 and Section 5 below, the date of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be within 10 days after the date of this Agreement, or another mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date and all closing conditions in Section 4 and Section 5 have been satisfied or duly waived.

1.3. 交割日期。根据以下第4节和第5节所述条件的满足情况（或者书面弃权），本协议发行和销售票据的日期（”交割日期”）应在本协议签署后的10天内，或其他双方商定的日期。本协议预期的交割（”交割”）应发生在交割日且第4节和第5节所述交割条件都已经满足或者弃权了。

1

2. Purchaser’s Representations and Warranties. 买方陈述和保证

The Purchaser represents and warrants to the Company that as of the date hereof and as of the Closing Date as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

买方向公司声明并保证，截止如下本协议日期和交割日期（除非有其他准确无误的特定日期）：

2.1. Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.1. 组织；授权。买方应为个人，或根据相应司法管辖区法律正式成立、有效存续并信誉良好的实体，拥有全权、公司、合伙有限责任公司或类似的权力和授权，以订立和完成本协议规定的交易，并以其他方式履行其在本协议项下的义务。本协议的签署和交付以及买方对本协议拟进行的交易的履行已获得买方方面所有必要的正式授权。作为一方的每份交易文件均已由买方正式签署，并且在买方根据本协议条款交付时，将构成买方的有效且具有法律约束力的义务，可根据其条款对其强制执行，除了：（i）受一般衡平法原则和适用的破产、无力偿债、重组、延期偿付和其他普遍适用的影响债权人权利执行法律的限制，（ii）受与特定履行的可用性有关的法律的限制，禁令救济或其他衡平法补救措施，以及（iii）赔偿和分摊条款可能受到适用法律的限制。

2.2. Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on the Closing Date, it will be either: (i) an “accredited investor” as defined in Rule 501(a) under the 1933 Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act. It is also not a U.S. Person (as defined in Regulation S) and agrees to make the customary Regulation S representations as set forth in the original form of this Agreement.

2.2. 买方状态。在向买方提供证券时，即在本协议签署之日和交割日，买方将是：（i）1933年法案第501（a）条款定义的”合格投资者”，或（ii）1933年法案第144A（a）条款规定的”合格机构买家”。其确认并不是美国人（定义见S条例），买方同意作出本协议原格式中规定的惯例S条例陈述。

2.3. Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

2.3. 买方经验。买方单独或连同其代表在商业和金融事务方面拥有足够的知识、成熟度和经验，能够评估并已评估此证券投资的优点与风险。买方能够承担证券投资的经济风险，并且目前能够承受此类投资的全部损失。

2.4. Restricted Securities. The Purchaser acknowledges that the Securities are “restricted securities” that have not been registered under the 1933 Act or any applicable state securities law. The Purchaser further acknowledges that, absent an effective registration under the 1933 Act, the Securities may only be offered, sold or otherwise transferred (i) to the Company, or (ii) pursuant to an exemption from registration under the 1933 Act.

2.4. 受限证券。买方承认此证券是”受限证券”，尚未根据1933年法案或任何适用的州证券法进行登记。买方承认，如果没有根据1933年法案进行注册，证券只能（i）向公司提供、出售或以其他方式转让，或（ii）根据1933年法案进行注册豁免。

2.5. Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and all reports, schedules, forms, statements and other documents filed by the Company under the 1933 Act and Securities Exchange Act of 1934, as amended (the “1934 Act”), and has been afforded the opportunity to ask questions and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities.

2.5. 信息获取。买方承认有机会审查交易文件（包括所有附件和附表），以及公司根据1933年法案和1934年证券交易法案所提交的报告、附表、声明和其他文件，并已获得提出关于投资此证券的优点和风险相关问题的机会，并从公司代表获得相应答复。

2.6. General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

2.6. 一般性劝诱。买方购买证券的原因不是因为发布在报纸、杂志或类似媒体发布的任何广告、文章、通知或其他通讯，或通过电视、广播，或在任何研讨会上展示，或据其所知，任何其他一般性的劝诱。

2

3. Company’s Representations and Warranties. 公司陈述和保证

The Company represents and warrants to the Purchaser that as of the Closing Date:

公司向买方声明并保证，截至交割日：

3.1. Organization and Qualification. The Company is an exempted company with limited liability duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, and each subsidiary of the Company is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries has the requisite power and authority to own, lease and operate its properties and to carry on its business as currently being conducted.

3.1. 组织与资格。本公司是一家根据开曼群岛法律正式成立、有效存续且信誉良好的豁免有限责任公司，并且本公司的每家子公司均已正式成立或组织、有效存续且信誉良好。本公司及其子公司均拥有相应持有、租赁和经营其财产，并开展当前业务所需的权力和授权。

3.2. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Transaction Documents, including the issuance of the Note and the Conversion Shares, have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document to which the Company is a party has been or will be duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

3.2. 授权、执行和有效性。公司拥有必要的权力和授权来执行和交付交易文件，并履行在交易文件下的义务。公司签署、交付和履行交易文件，包括票据和转换股份的发行，已获得公司正式授权。每份交易文件已经或将由公司正式签署和交付，并构成合法、有效和有约束力的义务，可根据其条款对其强制执行，但受一般衡平法原则和适用的破产、无力偿债等法律的限制除外。

3.3. Issuance of the Conversion Shares. The Conversion Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

3.3. 发行转换股份。转换股份经正式授权，在根据适用的交易文件发行和交付时，将正式有效发行、全额支付、不可征税、不附带公司施加的所有留置权。

3.4. Capitalization. The authorized share capital of the Company consists of 500,000,000 ordinary shares of a par value of US$0.0002 each, and 5,000,000 preference shares of a par value of US$0.0002 each. All issued and outstanding ordinary shares have been duly authorized and validly issued and are fully paid and non-assessable.

3.4. 资本化。本公司法定股本包括500,000,000股每股面值0.0002美元的普通股和5,000,000股面值0.0002美元的优先股。所有已发行和发行在外的普通股均已获得正式授权和有效发行，已全额支付且不可征税。

3.5. No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, including the issuance of the Note and the Conversion Shares, will not (i) result in a violation of the Company’s currently effective memorandum and articles of association, (ii) conflict with, or constitute a default under, any agreement to which the Company is a party, or (iii) result in a violation of any law applicable to the Company, except for such conflicts, defaults or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under the Transaction Documents.

3.5. 无冲突。公司签署、交付和履行交易文件，包括票据和转换股份的发行，不会（i）导致违反公司目前有效的组织大纲和章程，（ii）与公司作为一方的任何协议构成冲突或违约，或（iii）导致违反任何适用于公司的法律，但上述情况中合理预期不会单独或总体对公司履行其交易文件项下义务的能力产生重大不利影响的除外。

3.6. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable federal and state securities laws.

3.6. 备案、同意和批准。公司无需获得任何同意、弃权、授权或命令，或向任何法院或其他政府机构或其他人发出通知，或向其进行任何备案和登记，但根据适用的联邦和州证券法要求提交的文件除外。

3.7. No Additional Representations. The Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in the Transaction Documents or in any certificate delivered by the Company to the Purchaser in accordance with the terms thereof.

3.7. 无额外陈述。公司对任何事项不做任何陈述或保证，除非在交易文件或公司根据其条款交付给买方的任何证书中的规定。

4. Conditions to Company’s Obligation to Sell. 公司出售义务的条件

The obligation of the Company hereunder to sell and issue the Note to the Purchaser at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

公司根据本协议在交割时向买方出售和发行票据的义务，取决于在交割日或之前满足以下每一项条件：

4.1. The Purchaser shall have executed this Agreement and delivered the same to the Company.

4.1. 买方已签署本协议，并将其交于公司。

4.2. The Purchaser shall have delivered the Purchase Price to the Company in accordance with Section 1.2 above.

4.2. 买方应已根据上文第1.2节向公司交付购买价款。

3

4.3. The Company shall have received notice that Nasdaq has completed its review of the Company’s Listing of Additional Shares application with respect to the sale and issuance of the Securities (if applicable).

4.3. 公司应已收到纳斯达克交易所已完成对公司关于出售和发行证券的额外股份上市申请审查的通知（如适用）。

5. Conditions to Purchaser’s Obligation to Purchase. 买方购买义务的条件

The obligation of the Purchaser hereunder to purchase the Note at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions may be waived by the Purchaser at any time in its sole discretion:

买方根据本协议在交割时购买票据的义务取决于在交割日或之前满足以下每一项条件，前提是买方可以随时自行决定放弃这些条件：

5.1. The Company shall have executed this Agreement and the Note and delivered the same to the Purchaser.

5.1. 公司应已签署本协议和票据，并将其交付给买方。

6. Miscellaneous. 杂项

6.1. Termination. This Agreement may be terminated by the Company by written notice to the Purchaser if the Closing has not been consummated on or before December 31, 2026.

6.1. 终止。若在2026年12月31日前未完成交割，公司可以通过书面通知方式通知买方终止本协议。

6.2. Governing Law; Dispute Resolution. This Agreement shall be governed by and construed exclusively in accordance with the Hong Kong laws, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the Hong Kong laws to the rights and duties of the parties hereunder. The Company and the Purchaser agree to negotiate in good faith to resolve any dispute, controversy, difference or claim arising out of or relating to or regarding this Agreement including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (each, a “Dispute”). If the negotiations do not resolve the Dispute to the reasonable satisfaction of the Company and the Purchaser within thirty (30) calendar days after either the Company or the Purchaser has raised the Dispute for negotiation, such Dispute shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Arbitration Rules in effect, which rules are deemed to be incorporated by reference into this section. The seat of arbitration shall be Hong Kong. There shall be one (1) arbitrator and the HKIAC Council shall select the arbitrator. The arbitration proceedings shall be conducted in English.

6.2. 适用法律；争议解决。本协议受香港法律管辖，并仅根据香港法律解释，不实施任何导致除香港法律以外的任何司法管辖区的法律适用于本协议下各方的权利和义务的法律选择规则。公司和买方同意真诚协商解决因本协议产生的或与本协议相关的任何争议、争议、分歧或索赔，包括本协议的存在、有效性、解释、履行、违约或终止，或因本协议引起的或与之相关的非合同义务的任何争议（统称为”争议”）。如果在公司或买方提出争议进行协商后的三十（30）个日历日内，协商未能使公司和买方合理满意地解决争议，该争议应提交香港国际仲裁中心（”HKIAC”），并根据有效的HKIAC仲裁规则通过仲裁最终解决，该规则被视为通过引用纳入本节。仲裁地点应为香港。应有一（1）名仲裁员，由香港国际仲裁中心理事会选择仲裁员。仲裁程序应以英语进行。

6.3. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.3. 副本。本协议可签署两（2）份或多份副本，每份副本应视为原件，但所有副本应共同构成同一份文书。副本可通过传真、电子邮件（包括符合2000年美国联邦ESIGN法案的pdf或任何电子签名，例如www.docusign.com）或其他传输方式交付，因此交付的任何副本应被视为已正式有效交付，且在所有目的上均有效。

6.4. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

6.4. 标题。本协议标题仅供参考，不得构成本协议的一部分或影响本协议的解释。

6.5. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

6.5. 可分割性。如果本协议的任何条款根据任何适用的法规或法律规则无效或不可执行，则该条款应被视为无效，如果该条款可能与之冲突，则应视为已进行修改，以符合该法规或法律规则。本协议的任何条款在任何法律下可能被证明无效或不可执行，不得影响本协议任何其他条款的有效性或可执行性。

6.6. Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and the Purchaser, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and the Purchaser, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents.

6.6. 完整协议。本协议以及其他交易文件包含各方对本协议及其所涉事项的全部理解，除本协议或其中明确规定外，公司和买方均未就该等事项作出任何陈述、保证、承诺或承诺。为免生疑问，公司与买方或其任何关联方之间可能签订的与交易文件（统称为”先前协议”）所述交易相关的所有先前条款清单或其他文件，在此无效，并被视为被交易文件完全替代。

4

6.7. Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

6.7. 修订。除非双方签署书面文件，否则不得放弃或修订本协议的任何条款。

6.8. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery or by email to an executive officer named below or such officer’s successor, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Business Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Business Day after mailing by express courier, with delivery costs and fees prepaid. The address for such notices and communications shall be as set forth on the signature pages attached hereto. “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by applicable laws to be closed in Hong Kong.

6.8. 通知。本协议要求或允许的任何通知均应以书面形式发出，并应视为在以下日期中的最早日期有效发出：（i）如果通过专人递送或通过电子邮件发送至下文指定的高管或该高管的继任者，或通过传真（发送方保存成功的传输确认书），（ii）通过挂号信在美国邮政局预付邮资后的交付日期或第三个工作日中较早的一个，或（iii）通过快递员邮寄后的交付日或第三工作日中更早的一个。此类通知和通信的地址应如本协议所附签字页所示。”营业日”是指除周六、周日或适用法律要求或授权在香港关闭银行的其他日期之外的任何一天。

6.9. Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by the Purchaser hereunder may be assigned by the Purchaser to a third party, including its affiliates, in whole or in part, without the need to obtain the Company’s consent thereto. The Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of the Purchaser.

6.9. 继承人和受让人。买方可将本协议或本协议项下与买方利益相关或将由买方履行的任何可分割权利和义务全部或部分转让给第三方，包括其关联方，无需获得公司同意。未经买方事先书面同意，公司不得转让其在本协议项下的权利或义务或委派其在本协议项下的职责。

6.10. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. The Company agrees to indemnify and hold harmless the Purchaser and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its obligations under this Agreement.

6.10. 存续。尽管买方或其代表进行了任何尽职调查，公司的陈述和保证以及本协议中规定的协议和契约应在本协议下的交割后存续。公司同意赔偿买方及其所有高级职员、董事、员工、律师和代理人因公司违反本协议中规定的任何陈述、保证和契约或本协议下的任何义务而产生的损失或损害。

6.11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.11. 进一步保证。各方应按照另一方的合理要求，采取和执行或促使采取和执行所有此类进一步行动和事项，并签署和交付所有此类其他协议、证书、文书和文件，以实现本协议的目的和完成本协议项下的交易。

6.12. Purchaser’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Purchaser may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Purchaser may deem expedient.

6.12. 买方的权利和补救措施累积性。本协议和交易文件中授予的所有权利、补救措施和权力均为累积性的，不排除任何其他权利或补救措施，并且应是买方可能拥有的所有其他权利、权力和补救措施的补充，任何和所有此类权利和补救措施可不时行使，并按买方认为合适的频率和顺序行使。

6.13. Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.13. 费用和开支。除非交易文件中另有明确规定，否则各方应支付其顾问、律师、会计师和其他专家（如有）的费用和开支，以及该方因谈判、准备、执行、交付和履行本协议而产生的所有其他费用。

6.14. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.14. 无第三方受益人。本协议旨在为本协议各方及其各自继承人和许可受让人的利益服务，不为任何其他人的利益，也不可由任何其他人执行本协议的任何条款。

6.15. Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

6.15. 弃权。除非弃权方以书面形式签署，否则对本协议任何条款的弃权无效。对任何禁止行为的任何规定或同意的放弃，不得构成对任何其他禁止行为（无论是否类似）的任何其他规定或同意。除非书面明确规定，否则任何弃权或同意均不得构成持续弃权或同意，或承诺一方在未来提供弃权或同意。

[Remainder of page intentionally left blank; signature page follows]

5

IN WITNESS WHEREOF, the undersigned the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

兹证明，下列签署的买方和公司已于上述首次书写日期正式签署本协议。

PURCHASER:

Thriving tech., Ltd

By:
Printed Name: Xin Yang
Title: Director

Address for Notice:

START CHAMBERS, WICKHAM’S CAY II,P.O. Box 2221, Road Town, TORTOLA, BVI
Telephone:
Email:

COMPANY:

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED

By:
Printed Name: Bin Fu
Title: Chairman and Chief Executive Officer

Address for Notice:
7th Floor, West Lobby, Building 7B
Shenzhen Bay Science and Technology Ecological Park
Nanshan District, Shenzhen, Guangdong Province, China 518063
Email:
Telephone: (86) 0755-26652763

[Signature Page to Convertible Note Purchase Agreement]

6